UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2019

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
211 Commerce Street, Suite 300 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company   ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⊠

Item 7.01         Regulation FD Disclosure

On April 1, 2019, FB Financial Corporation (the “Company”), the parent company of FirstBank, announced that FirstBank has entered an agreement with Renasant Bank to sell its third party origination channel. The agreement is subject to customary closing conditions, and upon closing, Renasant Bank will assume substantially all of the assets and personnel related to the third party origination channel. The Company expects the transaction to close during the second quarter.

Additionally, on April 1, 2019, the Company announced that FirstBank has entered into a non-binding letter of intent to sell its correspondent channel to an unrelated third party. Assuming completion of the transaction, the third party will assume substantially all of the assets and personnel related to FirstBank’s correspondent channel. The proposed transaction is subject to, among other things, the potential buyer’s review of the assets to be purchased, as well as the negotiation and execution of a definitive agreement with respect to the transaction, which will include certain terms and conditions, including customary representations and warranties. Subject to signing of an agreement and final diligence, the Company expects the transaction to close in the second quarter.

A press release regarding the announcement of these two transactions is attached as Exhibit 99.1.

The information in this current report, including the press release furnished as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release issued April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

		By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer

Date:	April 1, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued April 1, 2019